Exhibit 10.1
EXECUTION VERSION

FIRST AMENDMENT TO COOPERATION AGREEMENT

This First Amendment to the Cooperation Agreement (this “Amendment”), dated as of May 14, 2025, is made by and among LKQ Corporation, a Delaware corporation (the “Corporation”), the entities and natural persons set forth under the “Ancora Parties” caption in the signature pages hereto and their Affiliates and Associates (each individually, an “Ancora Party,” and collectively, the “Ancora Parties”), and the entities and natural persons set forth under the “Engine Parties” caption in the signature pages hereto and their Affiliates and Associates (each individually, an “Engine Party,” and collectively, the “Engine Parties”) (each Ancora Party and Engine Party, individually, an “Investor Party,” and the Ancora Parties and Engine Parties collectively, the “Investor Parties”). The Cooperation Agreement, dated as of February 5, 2025, was entered into by and among the Corporation and the Investor Parties (the “Cooperation Agreement”). Capitalized terms used and not otherwise defined in this Amendment shall have the meanings ascribed to them in the Cooperation Agreement.
In consideration of the foregoing and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
1.Amendment of Section 2.c of the Cooperation Agreement. Section 2.c of the Cooperation Agreement is amended and replaced in its entirety by the following language:
c. The “Standstill Period” shall begin as of the date of this Agreement and shall remain in full force and effect until the earlier of (i) the date that is 30 days prior to the deadline for the submission of shareholder nominations for the 2026 annual Shareholder Meeting pursuant to the Corporation’s Amended and Restated Bylaws or (ii) the date that is 110 days prior to the first anniversary of the 2025 annual Shareholder Meeting, unless this Agreement is earlier terminated pursuant to Section 17 (the earlier of (i) and (ii), the “Initial Expiration Date”); provided that, if at least 20 days prior to the Initial Expiration Date, the Corporation notifies the Investor Parties that the Board has determined in good faith to re-nominate the New Independent Directors for re-election at the 2026 annual Shareholder Meeting, and the Corporation does nominate, recommend, support and solicit proxies for the election of the New Independent Directors at the 2026 annual Shareholder Meeting, then the Standstill Period shall automatically be extended from the Initial Expiration Date until the earlier of (i) the date that is 30 days prior to the deadline for the submission of shareholder nominations for the 2027 annual Shareholder Meeting pursuant to the Corporation’s Amended and Restated Bylaws or (ii) the date that is 110 days prior to the first anniversary of the 2026 annual Shareholder Meeting, unless this Agreement is earlier terminated pursuant to Section 17.

2.Disclosure of this Amendment. The Parties agree that, promptly following the execution of this Amendment, the Corporation may file this Amendment as an exhibit to a Current Report on Form 8-K within four (4) business days of the execution of this Amendment.
3.Other Provisions; No Other Modifications. Sections 11 through 22 of the Cooperation Agreement are incorporated by reference herein mutatis mutandis. Except as provided in Section 1 of this Amendment, no other modification of the Cooperation Agreement is intended to be effected by this Amendment, and the Cooperation Agreement (as amended by this Amendment) shall remain in full force and effect.
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IN WITNESS WHEREOF, the Parties hereto have each executed this Amendment on the date first set forth above.
THE CORPORATION:
LKQ CORPORATION
By:     /s/ Matthew J. McKay
Name: Matthew J. McKay
Title:     Senior Vice President,           General Counsel &           Corporate Secretary
[Signature page to First Amendment to Cooperation Agreement]

THE ANCORA PARTIES:

Ancora Bellator Fund, LP Ancora Catalyst Institutional, LP Ancora Catalyst, LP Ancora Merlin Institutional, LP Ancora Merlin, LP Ancora Impact Fund LP Series EE

By:	Ancora Alternatives LLC its Investment Advisor and General Partner
By:	Ancora Holdings Group, LLC, its Sole Member
By:	/s/ Fredrick D. DiSanto
	Name:	Fredrick D. DiSanto
	Title:	Chairman and Chief Executive Officer

Ancora Alternatives LLC By: Ancora Holdings Group, LLC, its Sole Member
By:	/s/ Fredrick D. DiSanto
	Name:	Fredrick D. DiSanto
	Title:	Chairman and Chief Executive Officer

Ancora Family Wealth Advisors, LLC By: Inverness Holdings LLC, its Sole Member By: Ancora Holdings Group, LLC, its Sole Member
By:	/s/ Fredrick D. DiSanto
	Name:	Fredrick D. DiSanto
	Title:	Chairman and Chief Executive Officer

Inverness Holdings LLC By: Ancora Holdings Group, LLC, its Sole Member
By:	/s/ Fredrick D. DiSanto
	Name:	Fredrick D. DiSanto
	Title:	Chairman and Chief Executive Officer
[Signature page to First Amendment to Cooperation Agreement]

Ancora Holdings Group, LLC
By:	/s/ Fredrick D. DiSanto
	Name:	Fredrick D. DiSanto
	Title:	Chairman and Chief Executive Officer

/s/ Fredrick D. DiSanto
Fredrick D. DiSanto

[Signature page to First Amendment to Cooperation Agreement]

THE ENGINE PARTIES:

Engine Capital, LP

By:	Engine Investments, LLC General Partner

By:	/s/ Arnaud Ajdler
	Name:	Arnaud Ajdler
	Title:	Managing Member

Engine Jet Capital, LP

By:	Engine Investments, LLC General Partner

By:	/s/ Arnaud Ajdler
	Name:	Arnaud Ajdler
	Title:	Managing Member

Engine Lift Capital, LP

By:	Engine Investments II, LLC General Partner

By:	/s/ Arnaud Ajdler
	Name:	Arnaud Ajdler
	Title:	Managing Member

Engine Capital Management, LP

By:	Engine Capital Management GP, LLC General Partner

By:	/s/ Arnaud Ajdler
	Name:	Arnaud Ajdler
	Title:	Managing Member

[Signature page to First Amendment to Cooperation Agreement]

Engine Capital Management GP, LLC

By:	/s/ Arnaud Ajdler
	Name:	Arnaud Ajdler
	Title:	Managing Member

Engine Investments, LLC

By:	/s/ Arnaud Ajdler
	Name:	Arnaud Ajdler
	Title:	Managing Member

Engine Investments II, LLC

By:	/s/ Arnaud Ajdler
	Name:	Arnaud Ajdler
	Title:	Managing Member

/s/ Arnaud Ajdler
Arnaud Ajdler

[Signature page to First Amendment to Cooperation Agreement]